The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2024

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q24 vs.				YTD24 vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Selected income statement data
Fee and other revenue	$3,600	$3,567	$3,487	$3,257	$3,404	1%	6%	$10,654	$10,095	6%
Net interest income	1,048	1,030	1,040	1,101	1,016	2	3	3,118	3,244	(4)
Total revenue	4,648	4,597	4,527	4,358	4,420	1	5	13,772	13,339	3
Provision for credit losses	23	—	27	84	3	N/M	N/M	50	35	N/M
Noninterest expense	3,100	3,070	3,176	3,995	3,089	1	—	9,346	9,300	—
Income before income taxes	1,525	1,527	1,324	279	1,328	—	15	4,376	4,004	9
Provision for income taxes	336	357	297	73	285	(6)	18	990	906	9
Net income	$1,189	$1,170	$1,027	$206	$1,043	2%	14%	$3,386	$3,098	9%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,110	$1,143	$953	$162	$958	(3)%	16%	$3,206	$2,905	10%
Diluted earnings per common share	$1.50	$1.52	$1.25	$0.21	$1.23	(1)%	22%	$4.26	$3.66	16%
Average common shares and equivalents outstanding – diluted (in thousands)	742,080	751,596	762,268	772,102	781,781	(1)%	(5)%	752,555	793,364	(5)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	33%	33%	29%	6%	30%			32%	30%
Return on common equity	12.0%	12.7%	10.7%	1.8%	10.6%			11.8%	10.9%
Return on tangible common equity – Non-GAAP (a)	22.8%	24.6%	20.7%	3.6%	20.6%			22.7%	21.3%
Non-U.S. revenue as a percentage of total revenue	35%	36%	34%	36%	36%			35%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$52.1	$49.5	$48.8	$47.8	$45.7	5%	14%
Assets under management (“AUM”) (in trillions)	$2.14	$2.05	$2.02	$1.97	$1.82	5%	18%
Full-time employees (c)	52,600	52,000	52,100	53,400	53,600	1%	(2)%
Book value per common share	$51.78	$49.46	$48.44	$47.97	$46.84
Tangible book value per common share – Non-GAAP (a)	$28.01	$26.19	$25.44	$25.25	$24.52
Cash dividends per common share	$0.47	$0.42	$0.42	$0.42	$0.42
Common dividend payout ratio	32%	28%	34%	202%	35%
Closing stock price per common share	$71.86	$59.89	$57.62	$52.05	$42.65
Market capitalization	$52,248	$44,196	$43,089	$39,524	$32,801
Common shares outstanding (in thousands)	727,078	737,957	747,816	759,344	769,073

Capital ratios at period end (d)
Common Equity Tier 1 (“CET1”) ratio	11.9%	11.4%	10.8%	11.5%	11.3%
Tier 1 capital ratio	14.5%	14.0%	13.4%	14.2%	14.3%
Total capital ratio	15.6%	15.0%	14.3%	14.9%	15.2%
Tier 1 leverage ratio	6.0%	5.8%	5.9%	6.0%	6.1%
Supplementary leverage ratio (“SLR”)	7.0%	6.8%	7.0%	7.3%	7.2%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.9 trillion at Sept. 30, 2024, $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023 and $1.5 trillion at Sept. 30, 2023.

(c) Beginning March 31, 2024, the number of full-time employees excludes interns.
(d) Regulatory capital ratios for Sept. 30, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2024 and March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023 and Sept. 30, 2023 was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						3Q24 vs.				YTD24 vs.
	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Revenue
Investment services fees	$2,344	$2,359	$2,278	$2,242	$2,230	(1)%	5%	$6,981	$6,601	6%
Investment management and performance fees	794	761	776	743	777	4	2	2,331	2,315	1
Foreign exchange revenue	175	184	152	143	154	(5)	14	511	488	5
Financing-related fees	53	53	57	45	45	—	18	163	147	11
Distribution and servicing fees	38	41	42	41	39	(7)	(3)	121	107	13
Total fee revenue	3,404	3,398	3,305	3,214	3,245	—	5	10,107	9,658	5
Investment and other revenue	196	169	182	43	159	N/M	N/M	547	437	N/M
Total fee and other revenue	3,600	3,567	3,487	3,257	3,404	1	6	10,654	10,095	6
Net interest income	1,048	1,030	1,040	1,101	1,016	2	3	3,118	3,244	(4)
Total revenue	4,648	4,597	4,527	4,358	4,420	1	5	13,772	13,339	3
Provision for credit losses	23	—	27	84	3	N/M	N/M	50	35	N/M
Noninterest expense
Staff	1,736	1,720	1,857	1,831	1,755	1	(1)	5,313	5,264	1
Software and equipment	491	476	475	486	452	3	9	1,442	1,331	8
Professional, legal and other purchased services	370	374	349	406	368	(1)	1	1,093	1,121	(2)
Net occupancy	130	134	124	162	140	(3)	(7)	388	380	2
Sub-custodian and clearing	117	134	119	117	121	(13)	(3)	370	358	3
Distribution and servicing	90	88	96	88	87	2	3	274	265	3
Business development	48	50	36	61	36	(4)	33	134	122	10
Bank assessment charges	10	(7)	17	670	37	N/M	N/M	20	118	N/M
Amortization of intangible assets	12	13	12	14	15	(8)	(20)	37	43	(14)
Other	96	88	91	160	78	9	23	275	298	(8)
Total noninterest expense	3,100	3,070	3,176	3,995	3,089	1	—	9,346	9,300	—
Income before income taxes	1,525	1,527	1,324	279	1,328	—	15	4,376	4,004	9
Provision for income taxes	336	357	297	73	285	(6)	18	990	906	9
Net income	1,189	1,170	1,027	206	1,043	2	14	3,386	3,098	9
Net (income) loss attributable to noncontrolling interests	(7)	(2)	(2)	2	(3)	N/M	N/M	(11)	(4)	N/M
Preferred stock dividends	(72)	(25)	(72)	(46)	(82)	N/M	N/M	(169)	(189)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,110	$1,143	$953	$162	$958	(3)%	16%	$3,206	$2,905	10%

Average common shares and equivalents outstanding: Basic	736,547	746,904	756,937	767,146	777,813	(1)%	(5)%	747,766	789,609	(5)%
Diluted	742,080	751,596	762,268	772,102	781,781	(1)%	(5)%	752,555	793,364	(5)%

Earnings per common share: Basic	$1.51	$1.53	$1.26	$0.21	$1.23	(1)%	23%	$4.29	$3.68	17%
Diluted	$1.50	$1.52	$1.25	$0.21	$1.23	(1)%	22%	$4.26	$3.66	16%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2024			2023
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$6,234	$5,311	$5,305	$4,922	$4,904
Interest-bearing deposits with the Federal Reserve and other central banks	102,231	116,139	119,197	111,550	107,419
Interest-bearing deposits with banks	9,354	11,488	10,636	12,139	12,999
Federal funds sold and securities purchased under resale agreements	36,164	29,723	29,661	28,900	26,299
Securities	141,876	136,850	138,909	126,395	128,225
Trading assets	12,459	9,609	10,078	10,058	10,699
Loans	69,451	70,642	73,615	66,879	66,290
Allowance for loan losses	(296)	(286)	(322)	(303)	(211)
Net loans	69,155	70,356	73,293	66,576	66,079
Premises and equipment	3,380	3,267	3,136	3,163	3,234
Accrued interest receivable	1,319	1,253	1,343	1,150	1,141
Goodwill	16,338	16,217	16,228	16,261	16,159
Intangible assets	2,824	2,826	2,839	2,854	2,859
Other assets	26,127	25,500	24,103	25,909	25,035
Total assets	$427,461	$428,539	$434,728	$409,877	$405,052
Liabilities
Deposits	$296,438	$304,311	$309,020	$283,669	$277,467
Federal funds purchased and securities sold under repurchase agreements	14,574	15,701	15,112	14,507	14,771
Trading liabilities	4,553	3,372	3,100	6,226	7,358
Payables to customers and broker-dealers	19,741	17,569	19,392	18,395	17,441
Commercial paper	301	301	—	—	—
Other borrowed funds	401	280	306	479	728
Accrued taxes and other expenses	5,138	4,729	4,395	5,411	5,225
Other liabilities	10,726	10,208	10,245	9,028	11,834
Long-term debt	33,199	30,947	32,396	31,257	29,205
Total liabilities	385,071	387,418	393,966	368,972	364,029
Temporary equity
Redeemable noncontrolling interests	107	92	82	85	109
Permanent equity
Preferred stock	4,343	4,343	4,343	4,343	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	29,230	29,139	29,055	28,908	28,793
Retained earnings	41,756	40,999	40,178	39,549	39,714
Accumulated other comprehensive loss, net of tax	(3,867)	(4,900)	(4,876)	(4,893)	(5,805)
Less: Treasury stock, at cost	(29,484)	(28,752)	(28,145)	(27,151)	(26,696)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,992	40,843	40,569	40,770	40,858
Nonredeemable noncontrolling interests of consolidated investment management funds	291	186	111	50	56
Total permanent equity	42,283	41,029	40,680	40,820	40,914
Total liabilities, temporary equity and permanent equity	$427,461	$428,539	$434,728	$409,877	$405,052

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q24 vs.				YTD24 vs.
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Investment services fees	$2,344	$2,359	$2,278	$2,242	$2,230	(1)%	5%	$6,981	$6,601	6%
Investment management and performance fees:
Investment management fees (a)	781	753	766	724	747	4	5	2,300	2,253	2
Performance fees	13	8	10	19	30	N/M	N/M	31	62	N/M
Total investment management and performance fees (b)	794	761	776	743	777	4	2	2,331	2,315	1
Foreign exchange revenue	175	184	152	143	154	(5)	14	511	488	5
Financing-related fees	53	53	57	45	45	—	18	163	147	11
Distribution and servicing fees	38	41	42	41	39	(7)	(3)	121	107	13
Total fee revenue	3,404	3,398	3,305	3,214	3,245	—	5	10,107	9,658	5
Investment and other revenue:
Income (loss) from consolidated investment management funds	28	8	15	26	(11)	N/M	N/M	51	4	N/M
Seed capital gains (losses) (c)	3	—	14	18	(4)	N/M	N/M	17	11	N/M
Other trading revenue	79	77	69	47	86	N/M	N/M	225	184	N/M
Renewable energy investment gains	6	8	6	2	1	N/M	N/M	20	26	N/M
Corporate/bank-owned life insurance	36	26	28	39	29	N/M	N/M	90	79	N/M
Other investments gains (losses) (d)	12	30	17	55	(9)	N/M	N/M	59	(8)	N/M
Disposal (losses) gains	—	—	—	(6)	2	N/M	N/M	—	—	N/M
Expense reimbursements from joint venture	32	30	27	28	29	N/M	N/M	89	89	N/M
Other income (loss)	17	7	7	(118)	55	N/M	N/M	31	72	N/M
Net securities (losses)	(17)	(17)	(1)	(48)	(19)	N/M	N/M	(35)	(20)	N/M
Total investment and other revenue	196	169	182	43	159	N/M	N/M	547	437	N/M
Total fee and other revenue	$3,600	$3,567	$3,487	$3,257	$3,404	1%	6%	$10,654	$10,095	6%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees increased 2% (Non-GAAP) compared with 3Q23. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q24			2Q24			1Q24			4Q23			3Q23
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$100,611	4.62%		$102,257	4.65%		$102,795	4.69%		$107,291	4.72%		$98,767	4.57%
Interest-bearing deposits with banks	10,559	4.15		11,210	3.91		11,724	4.16		12,110	4.26		12,287	4.04
Federal funds sold and securities purchased under resale agreements	31,183	36.65	(a)	29,013	36.48	(a)	27,019	36.22	(a)	25,753	35.55	(a)	26,915	30.47	(a)
Loans	69,205	6.57		68,283	6.58		65,844	6.48		65,677	6.43		63,962	6.39
Securities:
U.S. government obligations	28,490	3.71		28,347	3.82		27,242	3.70		28,641	3.40		32,224	3.08
U.S. government agency obligations	62,572	3.26		62,549	3.29		63,135	3.22		59,067	2.95		59,481	2.87
Other securities	48,647	4.00		46,828	4.04		43,528	4.01		39,415	4.03		39,874	3.93
Total investment securities	139,709	3.61		137,724	3.66		133,905	3.57		127,123	3.39		131,579	3.24
Trading securities (b)	5,667	5.33		5,146	5.89		4,846	5.75		6,220	5.59		5,534	5.49
Total securities (b)	145,376	3.68		142,870	3.74		138,751	3.65		133,343	3.49		137,113	3.33
Total interest-earning assets (b)	$356,934	7.40%		$353,633	7.24%		$346,133	7.06%		$344,174	6.86%		$339,044	6.45%
Noninterest-earning assets	59,463			58,866			57,852			57,431			58,247
Total assets	$416,397			$412,499			$403,985			$401,605			$397,291

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$236,724	3.82%		$235,878	3.85%		$228,897	3.84%		$220,408	3.79%		$209,641	3.62%
Federal funds purchased and securities sold under repurchase agreements	16,584	62.85	(a)	17,711	55.26	(a)	16,133	55.91	(a)	16,065	52.41	(a)	21,512	36.07	(a)
Trading liabilities	1,844	4.83		1,689	5.43		1,649	5.11		2,857	4.83		3,959	4.80
Other borrowed funds	418	3.15		351	8.61		502	3.47		465	5.56		540	4.47
Commercial paper	1,474	5.50		954	5.54		8	5.42		5	5.40		7	4.13
Payables to customers and broker-dealers	12,737	5.29		12,066	5.35		12,420	4.74		12,586	4.67		13,515	4.30
Long-term debt	33,154	5.93		31,506	5.92		31,087	5.82		30,702	5.70		31,161	5.52
Total interest-bearing liabilities	$302,935	7.36%		$300,155	7.18%		$290,696	6.99%		$283,088	6.81%		$280,335	6.37%
Total noninterest-bearing deposits	47,962			48,965			49,949			52,667			52,467
Other noninterest-bearing liabilities	24,122			22,839			23,005			24,962			23,699
Total The Bank of New York Mellon Corporation shareholders’ equity	41,115			40,387			40,248			40,823			40,711
Noncontrolling interests	263			153			87			65			79
Total liabilities and equity	$416,397			$412,499			$403,985			$401,605			$397,291
Net interest margin		1.16%			1.15%			1.19%			1.26%			1.18%
Net interest margin (FTE) – Non-GAAP (c)		1.16%			1.15%			1.19%			1.26%			1.18%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $179 billion for 3Q24, $163 billion for 2Q24, $151 billion for 1Q24, $141 billion for 4Q23 and $126 billion for 3Q23. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.43% for 3Q24, 5.51% for 2Q24, 5.49% for 1Q24, 5.48% for 4Q23 and 5.36% for 3Q23. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.32% for 3Q24, 5.41% for 2Q24, 5.38% for 1Q24, 5.35% for 4Q23 and 5.26% for 3Q23. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2024			2023
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$19,687	$18,671	$18,383	$18,534	$18,156
Tier 1 capital	23,972	23,006	22,723	22,863	22,985
Total capital	25,865	24,538	24,310	24,414	24,552
Risk-weighted assets	165,457	164,094	169,909	156,178	153,167

CET1 ratio	11.9%	11.4%	10.8%	11.9%	11.9%
Tier 1 capital ratio	14.5	14.0	13.4	14.6	15.0
Total capital ratio	15.6	15.0	14.3	15.6	16.0

Advanced Approaches:
CET1 capital	$19,687	$18,671	$18,383	$18,534	$18,156
Tier 1 capital	23,972	23,006	22,723	22,863	22,985
Total capital	25,535	24,201	23,940	24,085	24,305
Risk-weighted assets	163,602	161,778	165,663	161,528	160,262

CET1 ratio	12.0%	11.5%	11.1%	11.5%	11.3%
Tier 1 capital ratio	14.7	14.2	13.7	14.2	14.3
Total capital ratio	15.6	15.0	14.5	14.9	15.2

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$398,381	$394,672	$386,148	$383,705	$379,429
Tier 1 leverage ratio	6.0%	5.8%	5.9%	6.0%	6.1%

SLR (a):
Leverage exposure	$344,831	$336,971	$325,801	$313,555	$318,664
SLR	7.0%	6.8%	7.0%	7.3%	7.2%

Average liquidity coverage ratio (a)	116%	115%	117%	117%	121%
Average net stable funding ratio (a)	132%	132%	136%	135%	136%
(a) Regulatory capital and liquidity ratios for Sept. 30, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2024, was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2024 and March 31, 2024 was the Standardized Approach, and for Dec. 31, 2023 and Sept. 30, 2023, was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q24 vs.				YTD24 vs.
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Revenue:
Investment services fees:
Asset Servicing	$1,021	$1,018	$1,013	$975	$976	—%	5%	$3,052	$2,897	5%
Issuer Services	285	322	261	285	281	(11)	1	868	836	4
Total investment services fees	1,306	1,340	1,274	1,260	1,257	(3)	4	3,920	3,733	5
Foreign exchange revenue	137	144	124	118	107	(5)	28	405	370	9
Other fees (a)	57	56	59	54	52	2	10	172	161	7
Total fee revenue	1,500	1,540	1,457	1,432	1,416	(3)	6	4,497	4,264	5
Investment and other revenue	105	104	99	112	65	N/M	N/M	308	221	N/M
Total fee and other revenue	1,605	1,644	1,556	1,544	1,481	(2)	8	4,805	4,485	7
Net interest income	609	595	583	635	600	2	2	1,787	1,934	(8)
Total revenue	2,214	2,239	2,139	2,179	2,081	(1)	6	6,592	6,419	3
Provision for credit losses	15	(3)	11	64	19	N/M	N/M	23	35	N/M
Noninterest expense (ex. amortization of intangible assets)	1,550	1,547	1,530	1,645	1,590	—	(3)	4,627	4,682	(1)
Amortization of intangible assets	7	7	7	8	8	—	(13)	21	23	(9)
Total noninterest expense	1,557	1,554	1,537	1,653	1,598	—	(3)	4,648	4,705	(1)
Income before income taxes	$642	$688	$591	$462	$464	(7)%	38%	$1,921	$1,679	14%

Total revenue by line of business:
Asset Servicing	$1,720	$1,687	$1,668	$1,675	$1,585	2%	9%	$5,075	$4,937	3%
Issuer Services	494	552	471	504	496	(11)	—	1,517	1,482	2
Total revenue by line of business	$2,214	$2,239	$2,139	$2,179	$2,081	(1)%	6%	$6,592	$6,419	3%

Financial ratios:
Pre-tax operating margin	29%	31%	28%	21%	22%			29%	26%

Memo: Securities lending revenue (b)	$47	$46	$46	$48	$46	2%	2%	$139	$141	(1)%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						3Q24 vs.				YTD24 vs.
(dollars in millions, unless otherwise noted)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Selected balance sheet data:
Average loans	$11,077	$11,103	$11,204	$11,366	$11,236	—%	(1)%	$11,128	$11,154	—%
Average assets (a)	$199,057	$196,015	$191,544	$200,040	$190,964	2%	4%	$195,552	$196,556	(1)%
Average deposits	$180,500	$178,495	$174,687	$171,086	$162,509	1%	11%	$177,904	$167,510	6%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$37.5	$35.7	$35.4	$34.2	$32.3	5%	16%
Market value of securities on loan at period end (in billions) (d)	$484	$481	$486	$450	$406	1%	19%

Issuer Services
Total debt serviced at period end (in trillions)	$14.3	$14.1	$14.0	$14.0	$13.8	1%	4%
Number of sponsored Depositary Receipts programs at period end	507	516	527	543	559	(2)%	(9)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2024 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.9 trillion at Sept. 30, 2024, $1.7 trillion at June 30, 2024, March 31, 2024 and Dec. 31, 2023 and $1.5 trillion at Sept. 30, 2023.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $67 billion at Sept. 30, 2024, $66 billion at June 30, 2024, $64 billion at March 31,2024 and $63 billion at Dec. 31, 2023 and Sept. 30, 2023.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q24 vs.				YTD24 vs.
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Revenue:
Investment services fees:
Pershing	$475	$474	$482	$472	$478	—%	(1)%	$1,431	$1,413	1%
Treasury Services	200	202	184	179	180	(1)	11	586	538	9
Clearance and Collateral Management	354	338	329	322	305	5	16	1,021	890	15
Total investment services fees	1,029	1,014	995	973	963	1	7	3,038	2,841	7
Foreign exchange revenue	23	23	24	21	21	—	10	70	60	17
Other fees (a)	58	58	58	50	49	—	18	174	152	14
Total fee revenue	1,110	1,095	1,077	1,044	1,033	1	7	3,282	3,053	8
Investment and other revenue	20	23	17	16	16	N/M	N/M	60	47	N/M
Total fee and other revenue	1,130	1,118	1,094	1,060	1,049	1	8	3,342	3,100	8
Net interest income	415	417	423	436	401	—	3	1,255	1,274	(1)
Total revenue	1,545	1,535	1,517	1,496	1,450	1	7	4,597	4,374	5
Provision for credit losses	7	(2)	5	28	6	N/M	N/M	10	13	N/M
Noninterest expense (ex. amortization of intangible assets)	833	832	833	836	790	—	5	2,498	2,363	6
Amortization of intangible assets	1	1	1	1	2	—	(50)	3	5	(40)
Total noninterest expense	834	833	834	837	792	—	5	2,501	2,368	6
Income before income taxes	$704	$704	$678	$631	$652	—%	8%	$2,086	$1,993	5%

Total revenue by line of business:
Pershing	$649	$663	$670	$669	$657	(2)%	(1)%	$1,982	$1,947	2%
Treasury Services	424	426	416	408	397	—	7	1,266	1,229	3
Clearance and Collateral Management	472	446	431	419	396	6	19	1,349	1,198	13
Total revenue by line of business	$1,545	$1,535	$1,517	$1,496	$1,450	1%	7%	$4,597	$4,374	5%

Financial ratios:
Pre-tax operating margin	46%	46%	45%	42%	45%			45%	46%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						3Q24 vs.				YTD24 vs.
(dollars in millions, unless otherwise noted)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Selected balance sheet data:
Average loans	$42,730	$41,893	$39,271	$39,200	$37,496	2%	14%	$41,303	$36,930	12%
Average assets (a)	$122,526	$124,790	$123,552	$132,357	$129,665	(2)%	(6)%	$123,619	$131,055	(6)%
Average deposits	$88,856	$91,371	$89,539	$87,695	$84,000	(3)%	6%	$89,918	$85,141	6%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$14.3	$13.4	$13.1	$13.3	$13.1	7%	9%

Pershing
AUC/A at period end (in trillions) (b)	$2.7	$2.6	$2.6	$2.5	$2.4	4%	13%
Net new assets (U.S. platform) (in billions) (d)	$(22)	$(23)	$(2)	$(4)	$23	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	251	280	290	229	223	(10)%	13%
Average active clearing accounts (in thousands)	8,085	8,057	7,991	8,012	7,979	—%	1%

Treasury Services
Average daily U.S. dollar payment volumes	242,243	241,253	237,124	243,005	233,620	—%	4%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,511	$5,298	$5,157	$5,248	$5,706	4%	(3)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Sept. 30, 2024 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						3Q24 vs.				YTD24 vs.
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	2Q24	3Q23	YTD24	YTD23	YTD23
Revenue:
Investment management fees	$782	$754	$768	$725	$748	4%	5%	$2,304	$2,256	2%
Performance fees	13	8	10	19	30	N/M	N/M	31	62	N/M
Investment management and performance fees (a)	795	762	778	744	778	4	2	2,335	2,318	1
Distribution and servicing fees	68	69	70	66	62	(1)	10	207	175	18
Other fees (b)	(68)	(64)	(60)	(55)	(50)	N/M	N/M	(192)	(159)	N/M
Total fee revenue	795	767	788	755	790	4	1	2,350	2,334	1
Investment and other revenue (c)	9	11	17	(121)	1	N/M	N/M	37	19	N/M
Total fee and other revenue (c)	804	778	805	634	791	3	2	2,387	2,353	1
Net interest income	45	43	41	45	39	5	15	129	123	5
Total revenue	849	821	846	679	830	3	2	2,516	2,476	2
Provision for credit losses	1	4	(1)	(2)	(9)	N/M	N/M	4	(2)	N/M
Noninterest expense (ex. amortization of intangible assets)	668	663	736	680	670	1	—	2,067	2,076	—
Amortization of intangible assets	4	5	4	5	5	(20)	(20)	13	15	(13)
Total noninterest expense	672	668	740	685	675	1	—	2,080	2,091	(1)
Income (loss) before income taxes	$176	$149	$107	$(4)	$164	18%	7%	$432	$387	12%

Total revenue by line of business:
Investment Management	$569	$549	$576	$415	$565	4%	1%	$1,694	$1,682	1%
Wealth Management	280	272	270	264	265	3	6	822	794	4
Total revenue by line of business	$849	$821	$846	$679	$830	3%	2%	$2,516	$2,476	2%

Financial ratios:
Pre-tax operating margin	21%	18%	13%	(1)%	20%			17%	16%
Adjusted pre-tax operating margin – Non-GAAP (d)	23%	20%	14%	(1)%	22%			19%	18%

Selected balance sheet data:
Average loans	$13,648	$13,520	$13,553	$13,405	$13,519	1%	1%	$13,574	$13,823	(2)%
Average assets (e)	$26,525	$26,031	$26,272	$26,341	$26,654	2%	—%	$26,277	$27,106	(3)%
Average deposits	$10,032	$11,005	$11,364	$12,039	$13,578	(9)%	(26)%	$10,798	$15,035	(28)%
(a) On a constant currency basis, investment management and performance fees increased 2% (Non-GAAP) compared with 3Q23. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							3Q24 vs.					YTD24 vs.
(dollars in billions)	3Q24	2Q24	1Q24		4Q23	3Q23	2Q24	3Q23	YTD24		YTD23	YTD23
AUM by product type (a)(b):
Equity	$173	$167	$168		$145	$133	4%	30%
Fixed income	235	221	219		205	190	6	24
Index	498	485	474		459	425	3	17
Liability-driven investments	637	598	573		605	534	7	19
Multi-asset and alternative investments	175	173	174		170	156	1	12
Cash	426	401	407		390	383	6	11
Total AUM	$2,144	$2,045	$2,015		$1,974	$1,821	5%	18%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,045	$2,015	$1,974		$1,821	$1,906			$1,974		$1,836
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(4)	(4)		(2)	(3)			(10)		(10)
Fixed income	4	4	12		3	(7)			20		(7)
Liability-driven investments	(4)	4	13		4	1			13		8
Multi-asset and alternative investments	(6)	(2)	(5)		(1)	(4)			(13)		(8)
Total long-term active strategies (outflows) inflows	(8)	2	16		4	(13)			10		(17)
Index	(16)	(4)	(15)		(10)	(2)			(35)		(2)
Total long-term strategies (outflows) inflows	(24)	(2)	1		(6)	(15)			(25)		(19)
Short-term strategies:
Cash	24	(7)	16		7	7			33		(2)
Total net (outflows) inflows	—	(9)	17		1	(8)			8		(21)
Net market impact	58	40	16		122	(50)			114		(1)
Net currency impact	41	(1)	(10)		30	(27)			30		7
Other	—	—	18	(c)	—	—			18	(c)	—
Ending balance of AUM	$2,144	$2,045	$2,015		$1,974	$1,821	5%	18%	$2,144		$1,821	18%

Wealth Management client assets (a)(d)	$333	$308	$309		$312	$292	8%	14%
(a) Sept. 30, 2024 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	YTD24	YTD23
Revenue:
Fee revenue	$(1)	$(4)	$(17)	$(17)	$6	$(22)	$7
Investment and other revenue	55	29	47	38	74	131	146
Total fee and other revenue	54	25	30	21	80	109	153
Net interest (expense)	(21)	(25)	(7)	(15)	(24)	(53)	(87)
Total revenue	33	—	23	6	56	56	66
Provision for credit losses	—	1	12	(6)	(13)	13	(11)
Noninterest expense	37	15	65	820	24	117	136
(Loss) income before income taxes	$(4)	$(16)	$(54)	$(808)	$45	$(74)	$(59)

Selected balance sheet data:
Average loans and leases	$1,750	$1,767	$1,816	$1,706	$1,711	$1,777	$1,656
Average assets	$68,289	$65,663	$62,617	$42,867	$50,008	$65,532	$53,756

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2024		3Q24 change in unrealized gain (loss)	Sept. 30, 2024			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$40,898		$1,310	$45,706	$42,779		94%	$(2,927)		25%	100%	—%	—%	—%	—%
U.S. Treasury	28,633		340	30,095	29,653		99	(442)		61	100	—	—	—	—
Non-U.S. government (d)	26,866		283	29,619	29,337		99	(282)		37	94	3	3	—	—
Agency commercial MBS	10,983		187	11,191	10,810		97	(381)		41	100	—	—	—	—
CLOs	7,354		(2)	7,808	7,822		100	14		100	100	—	—	—	—
Foreign covered bonds	7,334		92	7,745	7,687		99	(58)		47	100	—	—	—	—
U.S. government agencies	6,406		133	6,528	6,248		96	(280)		29	100	—	—	—	—
Non-agency commercial MBS	2,893		54	2,918	2,769		95	(149)		48	100	—	—	—	—
Non-agency RMBS	1,670		15	1,735	1,598		92	(137)		42	98	2	—	—	—
Other asset-backed securities	823		30	686	647		94	(39)		16	100	—	—	—	—
Other debt securities	11		(1)	12	10		89	(2)		—	—	—	—	—	100
Total securities	$133,871	(e)	$2,441	$144,043	$139,360	(e)(f)	97%	$(4,683)	(e)(g)	43%	98%	1%	1%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,163 million at June 30, 2024 and $1,141 million at Sept. 30, 2024.
(f) The fair value of available-for-sale securities totaled $98,070 million at Sept. 30, 2024, net of hedges, or 70% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $41,290 million at Sept. 30, 2024, or 30% of the fair value of the securities portfolio, net of hedges.

(g) At Sept. 30, 2024, includes pre-tax net unrealized losses of $1,026 million related to available-for-sale securities, net of hedges, and $3,657 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $774 million and the after-tax equivalent related to held-to-maturity securities was $2,789 million.
Note: At Sept. 30, 2024, the amortizable purchase premium (net of discount) relating to securities was $253 million, and the accumulated basis adjustments on discontinued hedges of securities, which will also be accreted to net interest income over the remaining life of the security, was $727 million. Including the basis adjustments on discontinued hedges, the net accretion was $44 million in
          3Q24.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2024			2023
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$286	$322	$303	$211	$191
Allowance for lending-related commitments	73	81	87	85	91
Allowance for other financial instruments (a)	37	37	24	29	41
Allowance for credit losses – beginning of period	$396	$440	$414	$325	$323

Net (charge-offs) recoveries:
Charge-offs	(18)	(44)	(1)	—	(1)
Recoveries	—	—	—	5	—
Total net (charge-offs) recoveries	(18)	(44)	(1)	5	(1)
Provision for credit losses (b)	23	—	27	84	3
Allowance for credit losses – end of period	$401	$396	$440	$414	$325

Allowance for credit losses – end of period:
Allowance for loan losses	$296	$286	$322	$303	$211
Allowance for lending-related commitments	75	73	81	87	85
Allowance for other financial instruments (a)	30	37	37	24	29
Allowance for credit losses – end of period	$401	$396	$440	$414	$325

Allowance for loan losses as a percentage of total loans	0.43%	0.40%	0.44%	0.45%	0.32%

Nonperforming assets	$211	$227	$278	$237	$48
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	YTD24	YTD23
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,110	$1,143	$953	$162	$958	$3,206	$2,905
Add: Amortization of intangible assets	12	13	12	14	15	37	43
Less: Tax impact of amortization of intangible assets	3	3	3	4	3	9	10
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,119	$1,153	$962	$172	$970	$3,234	$2,938

Average common shareholders’ equity	$36,772	$36,044	$35,905	$36,050	$35,873	$36,242	$35,672
Less: Average goodwill	16,281	16,229	16,238	16,199	16,237	16,250	16,206
Average intangible assets	2,827	2,834	2,848	2,858	2,875	2,836	2,887
Add: Deferred tax liability – tax deductible goodwill	1,220	1,213	1,209	1,205	1,197	1,220	1,197
Deferred tax liability – intangible assets	656	655	655	657	657	656	657
Average tangible common shareholders’ equity – Non-GAAP	$19,540	$18,849	$18,683	$18,855	$18,615	$19,032	$18,433

Return on common equity – GAAP	12.0%	12.7%	10.7%	1.8%	10.6%	11.8%	10.9%
Return on tangible common equity – Non-GAAP	22.8%	24.6%	20.7%	3.6%	20.6%	22.7%	21.3%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2024			2023
(dollars in millions, except common shares and unless otherwise noted)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY shareholders’ equity at period end – GAAP	$41,992	$40,843	$40,569	$40,770	$40,858
Less: Preferred stock	4,343	4,343	4,343	4,343	4,838
BNY common shareholders’ equity at period end – GAAP	37,649	36,500	36,226	36,427	36,020
Less: Goodwill	16,338	16,217	16,228	16,261	16,159
Intangible assets	2,824	2,826	2,839	2,854	2,859
Add: Deferred tax liability – tax deductible goodwill	1,220	1,213	1,209	1,205	1,197
Deferred tax liability – intangible assets	656	655	655	657	657
BNY tangible common shareholders’ equity at period end – Non-GAAP	$20,363	$19,325	$19,023	$19,174	$18,856

Period-end common shares outstanding (in thousands)	727,078	737,957	747,816	759,344	769,073

Book value per common share – GAAP	$51.78	$49.46	$48.44	$47.97	$46.84
Tangible book value per common share – Non-GAAP	$28.01	$26.19	$25.44	$25.25	$24.52

Net interest margin reconciliation
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23
Net interest income – GAAP	$1,048	$1,030	$1,040	$1,101	$1,016
Add: Tax equivalent adjustment	—	1	—	1	—
Net interest income (FTE) – Non-GAAP	$1,048	$1,031	$1,040	$1,102	$1,016

Average interest-earning assets	$356,934	$353,633	$346,133	$344,174	$339,044

Net interest margin – GAAP (a)	1.16%	1.15%	1.19%	1.26%	1.18%
Net interest margin (FTE) – Non-GAAP (a)	1.16%	1.15%	1.19%	1.26%	1.18%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	3Q24	2Q24	1Q24	4Q23	3Q23	YTD24	YTD23
Income (loss) before income taxes – GAAP	$176	$149	$107	$(4)	$164	$432	$387

Total revenue – GAAP	$849	$821	$846	$679	$830	$2,516	$2,476
Less: Distribution and servicing expense	91	88	96	89	87	275	266
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$758	$733	$750	$590	$743	$2,241	$2,210

Pre-tax operating margin – GAAP (a)	21%	18%	13%	(1)%	20%	17%	16%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	23%	20%	14%	(1)%	22%	19%	18%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q24 vs.
(dollars in millions)	3Q24	3Q23	3Q23
Consolidated:
Investment management and performance fees – GAAP	$794	$777	2%
Impact of changes in foreign currency exchange rates	—	5
Adjusted investment management and performance fees – Non-GAAP	$794	$782	2%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$795	$778	2%
Impact of changes in foreign currency exchange rates	—	5
Adjusted investment management and performance fees – Non-GAAP	$795	$783	2%